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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
DLB Oil & Gas, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Information Statement/Prospectus.

                                            KPMG Peat Marwick LLP

Oklahoma City, Oklahoma
March 24, 1998